SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
October 30, 2003

Rockford Corporation

(Exact Name of Registrant as Specified in its Charter)

Arizona

(State or Other Jurisdiction of Incorporation or Organization)

000-30138	86-0394353

(Commission File Number)	(I.R.S. Employer Identification No.)

600 South Rockford Drive	85281

Tempe, Arizona	(Zip Code)
(Address of Principal Executive Offices)

(480) 967-3565

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits

(c) The following exhibits are furnished herewith:

     99.1 News release of Rockford Corporation (“Rockford”) dated October 30, 2003.

Item 9. Regulation FD Disclosure

     On October 30, 2003, Rockford issued a news release regarding its results of operations for its third quarter, ended September 30, 2003. A copy of the news release is furnished herewith as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockford Corporation
(Registrant)

Date: October 30, 2003	By	/s/ James M. Thomson

James M. Thomson
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	News Release of Rockford Corporation dated October 30, 2003